                                EXHIBIT (10)(t)
                     Second amendment to Credit Agreement
                     ------------------------------------

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment") is made and dated as of August 25, 1994 by and between CALIFORNIA COMMERCIAL BANKSHARES, a California corporation ("Company") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION.

                                   RECITALS
                                   --------

     A. Security Pacific National Bank, which has subsequently merged with the Bank, and Company entered into a Restated Credit Agreement dated as of December 21, 1988, as modified by certain waivers granted by the Bank and amended by that First Amendment to Credit Agreement, dated as of March 10, 1993 (as so modified and amended, the "Agreement").

     B.  The parties desire to amend certain terms of the Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1.  Terms.  All terms used herein shall have the same meanings as in the
         -----
Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

     2.  Amendments.  Bank and Company hereby agree to amend the Agreement as
         ----------
follows:

     2.1 The definition of "Termination Date" is hereby amended to read as follows:

          "'Termination Date' shall mean January 1, 1997."

     2.2 Sections 2.1 through 2.3 of the Agreement shall be amended to read in their entirety as follows:

          "2.2.1  Term Loan Commitment.  The Bank agrees, on the terms hereof,
                  --------------------
     to continue a loan (herein called the "Term Loan") to the Company as of the date hereof, in a principal amount not exceeding $2,351,000 (herein, sometimes called the "Term Loan Commitment").

           2.2.2  Term Note.  The Term Loan shall be evidenced by a Term Note,
                ---------
     substantially in the form of Exhibit A annexed hereto and with appropriate insertions, dated the date of the Term Loan and payable to the Bank. The

     Term Note shall (a) be dated the date of the Term Loan; (b) bear interest at the rate and be due and payable on the dates provided for in Section
     2.3 hereof; (c) provide for full payment of principal on the Termination Date and (d) be stated to mature on the Termination Date.

         2.2.3  Term Note Interest.  The Term Note shall bear interest from its
                ------------------
     date on unpaid principal, in accordance with Section 2.5 hereof, at a fluctuating rate per annum equal to three-quarters of one percent (3/4 of 1%) in excess of the Bank's Reference Rate, due and payable on the first day of each month, commencing the first such date after the date of the Term Loan, and at maturity, on which date all interest remaining unpaid shall be due and payable. Should interest not be paid when due, it shall thereafter bear like interest as the principal."

     2.3 Section 6.4 of the Credit Agreement is hereby cancelled and the Company shall no longer be obliged to comply therewith.

     2.4 The Bank may, in its sole and absolute discretion, grant extensions of the Termination Date.

     3.   Representations and Warranties.  Company represents and warrants to
          ------------------------------
Bank:

     3.1  Authorization.  The execution, delivery and performance of this
          -------------
Second Amendment have been duly authorized by all necessary corporate action by the Company and has been duly executed and delivered by the Company.

     3.2  Binding Obligation.  This Second Amendment is the legally valid and
          ------------------
binding obligation of Company, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principals relating to enforceability.

     3.3  No Legal Obstacle to Agreement.  Neither the execution of this Second
          ------------------------------
Amendment, the making by the Company of any borrowings under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Company, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Second Amendment, the Agreement, or the transactions contemplated hereby or thereby, or the making of any borrowing by Company under the Agreement.

     3.4  Incorporation of Certain Representations.  The representations and
          ----------------------------------------
warranties set forth in Section 4 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof (except, in regard to Section 4.5, the Company's applicable financial statement shall be deemed to be its consolidated balance sheet dated as of June 30, 1994 and the related profit and loss statement for the quarter ended on that date).

     3.5  Default.  No default or Event of Default under the Agreement has
          -------
occurred and is continuing except as to matters waived by this Second Amendment.

     4.   Conditions, Effectiveness. The effectiveness of this Second Amendment
          -------------------------
shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to Bank in form and substance satisfactory to Bank:

     4.1  Corporate Resolution.  A copy of a resolution or resolutions passed by
          --------------------
the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the effective date of this Second Amendment, authorizing or ratifying the amendments to the Agreement herein provided for and the execution, delivery and performance of this Second Amendment and any note or other instrument or agreement required hereunder.

     4.2  Authorized Signatories.  A certificate, signed by the Secretary or an
          ----------------------
Assistant Secretary of Company and dated the date of this Second Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Second Amendment and any instrument or agreement required hereunder on behalf of the Company.

     4.3  Amended and Restated Notes.  A substitute note substantially in the
          --------------------------
form of Exhibit A hereto which shall thereafter be a deemed to be replacement note for the Term Note as defined in Section 1.1 of the Agreement.

     4.4  Support Agreement.  A Support Agreement of Robert L. McKay, supporting
          -----------------
the obligations of the Company under the Agreement.

     4.5  Other Evidence.  Such other evidence with respect to the Company or
          --------------
any other person as the Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Second Amendment and the Agreement and the compliance with the conditions set forth herein.

     5.   Miscellaneous.
          -------------

     5.1  Effectiveness of the Agreement.  Except as hereby amended, the
          ------------------------------
Agreement shall remain in full force and effect.

     5.2  Waivers.  This Second Amendment is specific in time and in intent and
          -------
does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

     5.3  Counterparts.  This Second Amendment may be executed in any number of
          ------------
counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall not become effective until the Company and the Bank shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Bank.

     5.4  Jurisdiction.  This Second Amendment, and any instrument or agreement
          ------------
required hereunder, shall be governed by and construed under the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first written above.

                                      CALIFORNIA COMMERCIAL BANKSHARES

                                      By: /s/ WILLIAM H. JACOBY
                                          ----------------------------
                                              William H. Jacoby

                                      Title: President
                                             -------------------------

                                      By: /s/ PHILLIP L. BUSH
                                          ----------------------------
                                              Phillip L. Bush

                                      Title: Secretary
                                             -------------------------

                                      BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION

                                      By: /s/ H. Libby
                                          ----------------------------

                                      Title: Vice President
                                             -------------------------

                                   EXHIBIT A

                                   TERM NOTE

$2,351,000                                               Los Angeles, California
                                                           as of August 25, 1994

        FOR VALUE RECEIVED, the undersigned, CALIFORNIA COMMERCIAL BANKSHARES, a California corporation, promises to pay to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (herein called the "Bank"), or order, at its Corporate Service Center at 1850 Gateway Boulevard, Concord, California 94520, according to the payment terms hereof, the principal amount of TWO MILLION THREE HUNDRED FIFTY ONE THOUSAND DOLLARS ($2,351,000), in lawful money of the United States of America, and the undersigned further promises to pay interest at said office in like money.

        Principal with respect to this Term Note shall be due and payable on the Termination Date, on which day all principal and interest remaining unpaid on the Term Note shall be due and payable.

        This Term Note shall bear interest upon the unpaid principal balance hereof from the date hereof until paid, at a fluctuating rate per annum equal to three-quarters of one percent (3/4 of 1%) in excess of the Bank's Reference Rate. Any change in the interest rate resulting from a change in the Reference Rate shall be effective as of the day on which said change in the

Reference Rate shall become effective, without notice or demand of any kind. All calculations of interest shall be on a basis of a year of 360 days and an actual-day month. Interest shall be due and payable on the first day of each month, commencing the first such date after the date of the Term Loan evidenced hereby, and at maturity, on which date all interest remaining unpaid shall be due and payable. Should interest not be paid when due, it shall thereafter bear like interest as the principal.

        The undersigned promises to pay costs of collection and attorneys' fees in reasonable amount if default is made in the payment of this Term Note. The right to plead any and all statutes of limitation as a defense to any demand hereunder is hereby waived to the full extent permitted by law. This Term Note shall be governed by and construed in accordance with the laws of the State of California. The Bank retains all of its rights under federal law, including those relating to the charging of interest rates.

        This Term Note is the Term Note referred to that Second Amendment to Credit Agreement, dated as of August 25, 1994, amending that Credit Agreement, dated as of December 21, 1988 and modified by waivers granted by the Bank and previously amended as of March 10, 1993 (as so modified and amended the "Credit Agreement"). All terms defined in the Credit Agreement shall have the same definitions when used herein. Upon the occurrence of an Event of Default as defined in said Credit Agreement as at any time amended, the principal hereof with interest accrued thereon may become or may be declared to be forthwith due and payable, as provided in said Credit Agreement as at any time amended.

        This Term Note is not a deposit and is not insured by any federal agency.


                                                CALIFORNIA COMMERCIAL BANKSHARES


                                                By     /s/ William H. Jacoby
                                                   -----------------------------
                                                           William H. Jacoby
                                             Title         President


                                                By     /s/ Phillip L. Bush
                                                   -----------------------------
                                                           Phillip L. Bush
                                             Title         Secretary